UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

April 1, 2005

PROTEIN DESIGN LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

34801 Campus Drive

Fremont, California 94555

(Address of principal executive offices)

Registrant’s telephone number, including area code:
(510) 574-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 1, 2005, Protein Design Labs, Inc. was informed that its Registration Statement on Form S-3 (No. 333-122760), filed in connection with shares of its common stock issued in connection with its previously-announced acquisition of ESP Pharma Holding Company, Inc., was declared effective as of April 1, 2005 by the U.S. Securities and Exchange Commission.  Nothing in this Current Report on Form 8-K shall constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of such securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 4, 2005

PROTEIN DESIGN LABS, INC.

By:	/s/ Douglas O. Ebersole
Douglas O. Ebersole
Senior Vice President
Legal and Corporate Development